HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                           HV-3574 – PremierSolutions Standard

333-72042       HV-5244 – PremierSolutions Standard (Series II)

333-72042       HV-5795 – PremierSolutions Standard (Series A)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6776 – Premier InnovationsSM

333-151805     HV-6778 – Premier InnovationsSM (Series II)

Supplement dated January 31, 2018 to your Prospectus

1.                                    REVERSE STOCK SPLIT

Domini Impact Equity FundSM – Investor Class

The Board of Trustees of the Domini Impact Equity FundSM (the “Fund”) approved a reverse share split of the issued and outstanding shares of the Fund.  The reverse share split is designed to reduce the variance between the net asset value of each share class in order for the Investor, Class R and Class A shares to have approximately the same net asset value as the Institutional shares of the Fund.

The share split became effective on January 26, 2018.  The reverse share split will not change the value of your investment in the Fund.

2.                                    FUND LIQUIDATION

MassMutual Premier Value Fund – Class R4

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which the MassMutual Premier Value Fund (the “Fund”) will be dissolved.  Effective on or about March 23, 2018 (the “Termination Date”) shareholders of the Fund will receive proceeds in proportion to the number of shares held on the Termination Date.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalent and therefore may not be able to meet its investment objective.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.